EXHIBIT 32.1

Exceed World, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Exceed World, Inc. (the Company) on Form 10-Q for the quarterly period ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Tomoo Yoshida, Principal Executive Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Tomoo Yoshida and will be retained by Exceed World, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: February 22, 2021

By: /s/ Tomoo Yoshida

Tomoo Yoshida,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

Exceed World, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Exceed World, Inc. (the Company) on Form 10-Q for the quarterly period ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Tomoo Yoshida, Principal  Financial Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Tomoo Yoshida and will be retained by Exceed World, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: February 22, 2021

By: /s/ Tomoo Yoshida

Tomoo Yoshida,

Chief Financial Officer

(Principal Financial Officer)